UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION
13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2006

Granahan McCourt Acquisition Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction
of incorporation)

01-33075	02-0781911
Commission File No.	(IRS Employer Identification No.)

179 Stony Brook Road, Hopewell, NJ	08525
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 333-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01.               Other Events.

On November 24, 2006, the company announced that, commencing on November 27, 2006, the holders of the company’s units may elect to separately trade the common stock and warrants included in such units.  Those units not separated will continue to trade on the American Stock Exchange under the symbol GHN.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols GHN and GHN.WS, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANAHAN MCCOURT ACQUISITION CORPORATION

	By:	/s/ Barak Bar-Cohen
	Name:	Barak Bar-Cohen
	Title:	Treasurer and Chief Financial
Officer

Date: November 24, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 24, 2006 of Granahan McCourt Acquisition Corporation